                                                                    Exhibit 10.5

                                LEASE AGREEMENT
                                ---------------

                               TABLE OF CONTENTS
                               -----------------


ARTICLE 1.           DATE OF LEASE AND PARTIES .............................. 1

ARTICLE 2.           DESCRIPTION OF LEASED PREMISES AND EXHIBIT "A" ......... 1

ARTICLE 3.           LEASE AGREEMENT TERM, COMMENCEMENT AND TERMINATION
                     DATES .................................................. 2

ARTICLE 4.           CONSTRUCTION AND IMPROVEMENTS ON PREMISES .............. 2

ARTICLE 5.           BASE RENT AND INSTALLMENTS, DUE DATE, SECURITY
                     DEPOSIT, LATE PAYMENT, PLACE OF PAYMENT ................ 3

ARTICLE 6.           USE OF THE PREMISES, CONDUCT OF BUSINESS, LESSEE AND
                     LESSOR MAINTENANCE REQUIREMENTS, CARE BY LESSEE. ....... 5

ARTICLE 7.           CONTROL OF COMMON AREA, AND PAYMENT OF PREMISE
                     UTILITIES, COMMON AREA PARKING ......................... 8

ARTICLE 8.           SIGNS, AWNINGS, AND LIMITATIONS ........................ 9

ARTICLE 9.           PLACE AND MANNER OF NOTICE, LESSOR'S WRITTEN CONSENT.... 9

ARTICLE 10. INSURANCE, LESSOR'S INSURANCE, LESSEE'S INSURANCE, INSURANCE REQUIREMENTS, LIABILITY INSURANCE, MUTUAL
                     WAIVER ................................................ 10

ARTICLE 11.          CONDEMNATION AND DESTRUCTION, REPAIR AND RENT. ........ 12

ARTICLE 12.          ALTERATIONS, ADDITIONS, AND IMPROVEMENTS .............. 14

ARTICLE 13.          ASSIGNMENT, SUBLETTING, ACCESS, SUBORDINATION ......... 14

ARTICLE 14. LEASE DEFAULT EVENTS AND REMEDIES, LIENS, CUMULATIVE COSTS, DEFAULT NOTICE, PARTIAL PAYMENT, ATTORNEYS
                     FEES .................................................. 15

ARTICLE 15.          RENEWAL, HOLDOVER, TENANCY, RENT AND FIRST RIGHT OF
                     REFUSAL ............................................... 18

ARTICLE 16.          LESSOR'S TITLE ........................................ 19

ARTICLE 17.          MISCELLANEOUS PROVISIONS
                     17.0          RELATIONSHIP OF PARTIES ................. 19
                     17.1          LANGUAGE CONSTRUCTION ................... 20
                     17.2          PARTIES BOUND BY LEASE AGREEMENT ........ 20
                     17.3          ENTIRE AGREEMENT, TIME IS OF THE
                                   ESSENCE ................................. 20
                     17.4          GOVERNMENTAL ORDERS ..................... 20
                     17.5          DELIVERY OF KEYS ........................ 20
                     17.6          CONTINUOUS OPERATION .................... 21
                     17.7          SAVINGS CLAUSE, VALIDITY ................ 21

                     17.8          FORCE OF DELAY IN PERFORMANCE ........... 21
                     17.9          NO OPTION ............................... 21
                     17.10         COOPERATION WITH THIRD PARTIES .......... 21
                     17.11         SUPPLEMENTS TO THE LEASE ................ 21
                     17.12         MEDIATION ............................... 22
ARTICLE 18.          PROPERTY TAXES ........................................ 22

ARTICLE 19.          PARKING ............................................... 22

ARTICLE 20.          ENTIRE AGREEMENT ...................................... 23

                     LESSOR AND LESSEE SIGNATURES, AGREEMENT DATE........... 23

                                                                    Exhibit 10.5

                                LEASE AGREEMENT
                                ----- ---------


                                  ARTICLE ONE
                                  ------- ---
                           DATE OF LEASE AND PARTIES
                           ---- -- ----- --- -------

         1.0 WITNESSETH, THIS LEASE AGREEMENT made and entered in to this 26th day of February, 1997, by and between The Kier Corporation, owner, hereinafter referred to as the "LESSOR", and Teltrust Inc., hereinafter referred to as
                                 -------------
"LESSEE".

                                  ARTICLE TWO
                                  ------- ---
                         DESCRIPTION OF LEASE PREMISES
                         ----------- -- ----- --------

         2.0 PREMISES: In consideration of the covenants, agreements and the stipulations of both parties herein contained, Lessor does hereby demise and lease to the Lessee, for the uses and purposes set forth in Article Six, and Lessee does lease and take from Lessor the following described premises, hereinafter referred to as "PREMISES" now or hereafter to be erected in the LAKESIDE SQUARE SHOPPING CENTER hereinafter referred to as "Center" in the City
-------------------------------
of CLEARFIELD, DAVIS County, UTAH (STATE); a retail space measuring
   ----------  -----         ----
approximately 16.644 square feet, located on the main level of the building
              ------                             ----
located at 3750 South State Street (ADDRESS) CLEARFIELD (CITY), UTAH (STATE).
           -----------------------           ----------         ----
The Lessee shall have 60 days to verify the size of the Premises.

         2.1 EXHIBIT "A": The floor plan of the Leased Premises is as per Exhibit "A" attached hereto and made a part hereof.

         Lessee warrants by his signature hereto that he has inspected the attached Exhibit "A", and that he accepts the Premises in their existing condition, with those changes made as per the attached plan, said plan being Exhibit "A".

         2.2 RESERVATIONS: Lessor does reserve the right to existing easements, and to grant future easements for the public utilities. The square footage measurement stated above shall be used by both parties for all computations and assessments based on square footage contemplated by this Lease Agreement.

                                 ARTICLE THREE
                                 -------------
                                  LEASE TERM
                                  ----------

         3.0  TERM: The Term of this Lease shall be Ten (10) years Lessee's
                                                    --------
obligation to pay the rental payments hereunder, and the Term of this Lease shall commence upon June 1, 1997. This Lease Agreement shall terminate at
                    ------------
midnight, May 31, 2007.
          ------------

                                 ARTICLE FOUR
                                 ------------
                CONSTRUCTION AND IMPROVEMENTS ON LEASE PREMISES
                -----------------------------------------------

         4.0 LESSEE'S OBLIGATION: Lessee agrees to indemnify Lessor and hold harmless Lessor against any loss, liability, or damage resulting from any work, installation of personal property, or fixtures done by Lessee provided any such loss, liability or damage was not caused by Lessor's own faults, negligence or willful misconduct. Lessee shall comply with all of the requirements and conditions of this entire Lease as they pertain to all changes and improvements. The Leased Premises shall be constructed according to the plans attached hereto and labeled Exhibit "A". Said construction shall be at the cost of the Lessor unless otherwise indicated, however the Lessee shall pay the amount of $57,000 as it's portion of the construction cost to the Lessor. Said amount shall be paid upon lease execution and 1/2 upon completion or move-in, whichever occurs first. The $57,000 payment represents a portion of the cost of constructing, supervising and finishing the interior office walls and related: electrical switches, outlets, doors, HVAC and fire protection overhead sprinklers. The Lessor shall provide an allowance for floor covering in the amount of $8.00 per yard of material cost and standard installation cost where floor covering is to be installed. The Lessee shall be responsible for the material cost above $8.00 per yard and any specialty installation cost. Said floor covering cost shall be in addition to the $57,000 cost above and shall be paid upon completion of the Premises. All costs associated with the following items shall be the sole cost and responsibility of the Lessee: Back-up power generator, related equipment including all installation, maintenance costs and concrete pad; All Switch Room fire protection equipment and HVAC equipment of every type, including installation and maintenance; telephone equipment, lines and all installation costs; power poles; reception desks; work stations; shelves; specialty lighting and any other installation whether permanent or temporary which is not included as a part of the construction plans labeled as Exhibit "A". Said items shall be considered trade fixture fixtures with the exception of specialty lighting. Under no circumstance shall the commencement date of this lease be delayed by any item which is the sole cost or responsibility of the Lessee. The lease shall be contingent upon receiving approval from the City of Clearfield, Building Inspection and Fire Department for construction of the Premises. The Premises shall be available for occupancy 90 days after the Lessee has signed the final construction plans and completed all material and color selections.


                                 ARTICLE FIVE
                                 ------- ----
                          BASE RENT AND INSTALLMENTS
                          ---- ---- --- ------------

         5.0 BASE RENT AND MONTHLY INSTALLMENTS: Lessee shall pay the Lessor that amount in monthly installments of eight thousand five hundred ninety-nine
                                       ---------------------------------------
and 40/100 ($8,599.40) each and every month of the first year of the term. The
----------------------
first monthly installment shall be due with the execution of this lease agreement. The base rent shall increase 3% each and every year of the lease term starting with the first anniversary date and each year thereafter.

         5.1 THE MONTHLY RENTAL INSTALLMENTS, are due on the First (1st) day of each month and shall cover the month from the first day to the last day. The Lessee shall have a Five (5) day grace period up to and including the 5th day of the month, in which to make payment to the Lessor. In the event of a late payment (after the 5th day of the month), Lessee agrees to pay the interest/late fee as set forth in Article 5.5 of this Lease Agreement.

         5.2 SIGN MAINTENANCE: Provided there is space available, if Lessee elects to utilize the marquee sign on State Street there will be a one time charge for Young Electric Sign Company to make up and install the sign insert
           -----
for the Lessee. Because of continuous changes in cost the Lessee shall negotiate the cost and shall make the one time payment directly to the sign company. The Lessee shall have a right to utilize the next available space on said marquee behind Ogden's Carpet and Half-Time Sports. The Lessee shall be permitted to have it's own signage above the entry to the Leased Premises, which sign shall be consistent with the standard signage at the building. The Lessee shall also be permitted to install a monument sign in front of the main entry of the Premises along State Street, contingent upon obtaining approval from the City of Clearfield and with design approval from the Lessor.

         5.3  SECURITY DEPOSIT: Lessee shall pay the Lessor $8,599.40 as a
                                                            ---------
security deposit to secure the faithful performance by the Lessee of all of the covenants, conditions, and agreements set forth in this Lease to be performed by it.

         The Lessor may at his discretion retain all or a portion of the security deposit as liquidated damages for Lessee's failure to comply with any such terms, but such retention shall not be deemed to waive any rights Lessor has for collection of rents or payments for damages occasioned by Lessee or this Lease. Lessor shall never be required, but may elect, to apply the Security Deposit against rents due during the term of this Lease, and the security deposit shall not be termed as rent by the Lessee unless the Lessor elects to apply the deposit as such, in which case the Lessor shall notify the Lessee in writing of his intention to apply the Security Deposit to the rental amount.

         In the case of a sale of the property and transfer of the Lease and Security Deposit by the Lessor, the Lessor is relieved of his liabilities under the Lease and any liability for return of the Security Deposit provided that any buyer assumes all of the Lessor's responsibilities and obligations pursuant to the terms and conditions of this lease agreement. The Lessor may intermingle the Security Deposit with other bank accounts. If Lessee is not found to be in default after the first five (5) years of the lease, Lessor shall refund deposit in full.

         5.4 ADDITIONAL RENT: Lessee agrees to pay the Lessor, along with the monthly rental payment, the amount of $2,219.40 monthly. This amount shall be
                                      ---------
designated as "Common Area Maintenance Charge" to pay for the Lessee's share of maintenance, and other such exterior upkeep expenses for the "Common Area" of the Center. Without limitation of the generality of the foregoing, but only to the extent provided by Lessor, such expenses shall include parking lot sweeping, parking lot lighting, maintenance, snow and ice removal, and exterior maintenance to the common area. Lessee agrees that the Lessor shall not be liable for the failure to provide or the partial supplying only of any of these services provided that such failure be beyond the reasonable control of the Lessor. Lessee's obligation to pay the additional maintenance charge shall start at the beginning of the Lease Term, and be payable throughout the term. This additional rent shall be adjusted each year, however, this charge shall not increase more than 4% on any annual adjustment. This additional rent shall not be considered, included with, or part of the basic rent for any purpose, but shall be paid under the same terms and conditions as the basic rent. The Lessee shall have the right to audit such expenses within 2 years of the year end date of the year to be audited. Any audit shall be at the sole cost of the Lessee unless such audit reveals a greater than 7% overcharge: the Lessor shall then be responsible for the reasonable audit cost not to exceed $1000

         5.5 LATE PAYMENT INTEREST: If Lessee shall fail to pay, when the same is due and payable, any basic rent, common area maintenance fee, or fees as required by this Lease Agreement, such unpaid amounts shall bear interest from the due date thereof to the date of payment at an annual rate of 18% interest on the unpaid balance. In the event this past due amount remains unpaid for a period of Ten (10) days after written Notice of Default from Lessor the account shall be turned over to the Lessor's attorneys for collection. Lessee further agrees to pay in full any reasonable legal or other expenses incurred by the Lessor in his efforts to collect any past due amounts, or to remedy any lease defaults, whether or not the matter is resolved in court.

         5.6 PLACE OF RENT PAYMENT, NO SET OFF, PARTIAL PAYMENT: All rents payable under the terms of this Lease shall be payable at the office of the Lessor located at 3710 Quincy Avenue, Ogden, Utah 84403. Lessee agrees to pay all rents assessed by Lessor as agreed herein on the date that they are due, without deduction or set-off for any alleged counterclaim against Lessor. Lessor's acceptance of a partial rent payment due hereunder shall not be deemed payment of the full rental due, not withstanding any waivers or disclaimers by Lessee to the contrary. Money shall be allocated within the rent account for Lessee according to Lessor's accounting preference.

                                  ARTICLE SIX
                                  -----------
      USE OF PREMISES, CONDUCT OF BUSINESS, LESSEE & LESSOR MAINTENANCE.
      ------------------------------------------------------------------

         6.0 USE OF PREMISES; LIMITATION, RISK: Lessee shall use the Premises during the full term of this Lease solely for the purpose of conducting the business of a telecommunications call center/general office. Lessee covenants
            -----------------------------------------------
that during the entire term of this Lease it shall operate continuously in the premises the business above stated and will not use or permit the use of the premises for any other purpose unless prior written consent is given by the Lessor, which consent shall not unreasonably withheld. All uses not specifically and/or exclusively granted herein are reserved to the Lessor and other Lessees in the Center. Lessee agrees that the premises shall not be used for any unlawful or immoral purposes, for living quarters, or for "Quitting Business Sales" and Lessee shall not permit any disorderly conduct or nuisance. All property kept, stored, or maintained within the premises by Lessee shall be at the Lessee's sole risk.

         6.1 STANDARD OF OPERATION, BUSINESS HOURS: Lessee agrees that Lessee shall at all times during the term of this Lease, operate and maintain the premises under Lessee's trade name or related affiliate as set forth in Section
1.0 with due diligence and efficiency. The Lessee shall have access to the Premises 24 hours per day, Sundays and holidays included.

         6.2 CARE BY LESSEE: Lessee agrees that during the entire term of this Lease, Lessee shall have full responsibility for maintaining and protecting the premises and property thereon, and Lessee also agrees to diligently enforce the following provisions:

         (a) Unsightly objects shall not be placed against windows or glass partitions, and Lessee shall remove any such objects deemed by the Lessor to be subject to this provision .

         (b) No trash shall be burned in the shopping center, and all garbage shall be neatly placed in the trash dumpsters. Lessee shall be responsible for their own trash removal, and for their own dumpsters.

         (c) Gates, doors, blinds, shades, or any other items installed by the Lessee shall be installed only with prior written consent of the Lessor, which consent shall not unreasonably withheld.

         (d) Lessee shall be responsible for replacement of any broken glass or windows on the leased premises.

         (e) Lessee shall maintain entrances clear of any obstacles that might encumber the free use thereof;

         (f) Lessee shall not use the premises in any manner that will increase risks covered by insurance on the premises and result in an increase in the rate of insurance or cancellation of any insurance policy, even if such use may be in the furtherance of Lessee's business purposes. Lessee shall not keep, use or sell anything prohibited by any policy of fire insurance covering the premises and shall comply with all requirements of the insurers applicable to the premises necessary to keep in force the fire and liability insurance. Lessor and/or Lessor's insurance carries shall notify the Lessee in writing of any use of the premises by Lessee which to their knowledge might cause an increase in the premium or cancellation of the policy as soon as such items are known by the Lessor or Lessor's Insurance carrier.

         (g) Lessee shall not permit, commit, or suffer any waste or destructive damage to the premises, subject to normal wear and tear.

         (h) Lessee shall not install any electrical equipment that might overload electrical circuits.

         (i) Lessee agrees that Lessor shall have all the default remedies in this Lease for breach of any promises in this Article, and may compel the Lessee to specifically perform any of these promises.

         (j) Lessee shall comply with all laws ordinances of public authority.

         (k) All unloading, loading, and garbage and refuse removal shall be made in an orderly and clean manner.

         (1)   No animals shall be kept on the premises for any reasons.

         (m) Lessee shall not permit the premises to be used for any purpose which would overload the floors of the premises.

         (n) Lessee shall not permit the manufacture or sale of any alcoholic beverages.

         (o) Such other rules as the Lessor shall from time to time set forth to provide for the common safety, health, and prosperity of all Lessees within the center.

         (p) Lessee further agrees to keep the sidewalks in front of and around the premises free from ice and snow and free from all litter, dirt, debris, and obstructions and to keep the premises clean and sanitary.

         (q) Lessee agrees to informally notify the Lessor in the event of any vandalism that occurs within the Leased Premises and Lessee also agrees to notify the local Police Department immediately of the same.

         6.3 MAINTENANCE: Lessor shall cause the Common Area to be kept clean, accessible, lighted, orderly, and in good repair. In no event shall Lessor be liable for interruption or failure in the service of any utilities to the premises with the exception of negligence or willful misconduct. Lessor shall cause to be maintained and kept in good repair the roof, HVAC system, exterior surfaces of the building and exterior doors, provided however, that the costs of any such repairs as a result of the negligence or willful acts of Lessee, his customers, licensees, agents, servants, or employees shall be borne by Lessee. The Lessor shall be responsible for all structural components and/or failure of the Center.

         Lessee shall keep plumbing and electrical systems in operation. Lessee, at its sole cost and expense, whether same shall be property of the Lessor or the Lessee, shall promptly repair and at all times maintain in good condition the premises including store fixtures or equipment, electrical fixtures, electrical installation, plumbing repairs, door locks, all hardware, all interior painting and decorations of every kind, all door and window screens, all broken or damaged glass, and such repairs and replacements shall be made in a first class manner.

         If Lessor reasonably deems any repairs necessary within the premises it may demand that the Lessee make some forthwith. Should the Lessee refuse to commence said repairs and complete the same with reasonable dispatch, Lessor may make or cause said repairs to be made at the cost of the Lessee. Lessee agrees that he will forthwith on demand, pay to the Lessor the cost thereof with interest at the highest maximum rate allowed by law, and if he shall default in such payments the Lessor shall have the remedies provided in the Lease Agreement. The Lessor shall provide the Lessee a 24 hour informal notice of any entry required to perform routine repairs with emergencies excepted.


                                 ARTICLE SEVEN
                                 ------- -----
                       CONTROL OF COMMON AREA, UTILITIES
                       ------- -- ------ ----- ---------

         7.0 COMMON AREA DEFINED: The "common area" of the center is that portion designated by the Lessor from time to time for the common benefit of all Lessees, including, among other facilities, sidewalks, landscaping, curbs, hallways, delivery passages, enclosed and open areas, lighting facilities, parking lots and the like. Lessor reserves the right to change from time to time the dimensions and location of any common area, to construct and let additional premises within the center, make other improvements in the center, and to dedicate portions of the common area and other portions of the center, except the leased premises, for street, park, utility and other public purposes.

         7.1 USE OF COMMON AREA PARKING: Lessee and its employees, customers, sub-lessees, concessionaires, and licensees shall have the non-exclusive right to use the common area as constituted from time to time, such use to be in common with the Lessor, other Lessees of the Center, and other persons entitled to use the same; a subject to such reasonable rules and regulations governing use as Lessor may prescribe. Lessee shall not take any action which would interfere with the rights of other persons to use the common area. Lessor may temporarily close any part of the common area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights, or to make repairs or alterations. The Lessor shall notify the Lessee should any major closure have an adverse effect on Lessee's customers or employees. Lessor reserves the right to erect all signs within or upon the common area, or to approve in writing those signs offered by the Lessee. Lessee shall not solicit business upon or within the common area except as approved by the Lessor.

         Lessee agrees that at no time will Lessee, his employees, licensees, concessionaires, etc., use the Centers common area parking for advertising by the use of handbills, circulars, or advertisements placed on automobiles that are parked in the common area parking lot.

         Lessor may designate specific areas within and without the common area in which automobiles used by Lessee, its employees, sublessees, concessionaires, and licensees shall be parked. Lessee shall upon request furnish to Lessor a complete list of the license numbers of all automobiles belonging to those parties listed above. Lessee shall upon request instruct its employees, sub-lessees, concessionaires, etc., to park in designated areas of the parking lot in order to allow commercial customers the most convenient parking areas.

         7.2 UTILITIES: Lessor shall construct utility mains, conduits and other facilities to the premises. Lessee shall have the utilities put into his name
                            ------
within two (2) days prior to the commencement of this lease agreement, and Lessee shall be responsible and shall pay for all utility services to the
------
premises.

                                 ARTICLE EIGHT
                                 -------------
                        SIGNS, AWNINGS AND LIMITATIONS
                        ------------------------------

         8.0 SIGNS, AWNINGS AND LIMITATIONS: Lessee agrees not to install exterior signs or interior window signs, or window coverings, without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, and any necessary permits secured from municipal authorities for construction and maintenance of any signs. Any signs installed by the Lessee shall be maintained by the Lessee and the Lessee shall remove any such signs prior the termination of its lease agreement. Exterior and interior signs shall be subject to the absolute control of the Lessor. Lessor reserves the right to remove any signs first complained of to the Lessee, or in order to paint the building or make repairs, and to cause any objectionable interior sign to be removed. Lessor warrants that signage removed for purpose of repair or exterior painting shall not be removed longer than a thirty (30) day period.

                                 ARTICLE NINE
                                 ------------
                                    NOTICES
                                    -------

         9.0 PLACE AND MANNER OF NOTICE: Whenever any notices are required or permitted hereunder, such notices shall be in writing or acknowledged in writing, and deemed to be delivered when deposited in the United States Mail, postage prepaid, registered of certified mail, and addressed to the parties at the respective addresses set forth below, or at such other addresses as they have therefore specified by written notice delivered in accordance herewith. personal delivery to the Lessor or the Lessee at the address shown below or to their agents at these addresses, or any notice herein shall be deemed equivalent to the mailing of any notice or document.


LESSOR                          LESSEE                     WITH COPY TO:
------                          ------                     -------------
The Kier Corporation            Teltrust, Inc              Teltrust, Inc. Corporate Offices
3710 Quincy Avenue              3790 South State Street    221 N. Charles Lindbergh Drive
Ogden, UT 84403                 Clearfield, UT 84015       Attn: Corporate Counsel
                                                           Salt Lake City, UT 84116


         9.1 LESSOR'S WRITTEN CONSENT: Whenever written consent from the Lessor is required under the terms of this Lease, the only written consent that shall be acceptable shall be writing bearing the signature of Lessor, or the Lessor's assigns.

                                  ARTICLE TEN
                                  -----------
                                   INSURANCE
                                   ---------

         10.0 LESSOR'S INSURANCE: By or before the commencement date of the Lease term, Lessor shall obtain fire insurance for the leased premises. Lessor shall have the right to insure and maintain the insurance coverage as set forth herein under blanket insurance policies covering other properties owned, leased or operated by the Lessor. Lessee shall pay to Lessor on a monthly basis their pro-rated portion of premium for the above described insurance with each monthly Lease payment. Current monthly payment shall be $277.40 and is subject to change
                                                -------
annually based on total premium costs.

         10.1 LESSEE'S INSURANCE REQUIREMENT: Lessee agrees to secure and keep in force from and after the date of commencement of the Lease Agreement and throughout the lease term, at Lessee's own cost and expense, the general comprehensive liability insurance on a current basis in the amounts of One
                                                                       ---
Million Dollars ($1,000,000.00) (See article 10.2 for requirements) to cover
-------------------------------
the demised premises.

         Lessee further agrees to provide its own insurance on all property owned by Lessee and Lessee further agrees not to make any claims against the Lessor for any loss of personal property damaged or destroyed due to fire or other types of loss.

         10.2 INSURANCE REQUIREMENTS, LIABILITY INSURANCE: All policies of insurance procured by Lessee shall be insured by insurance companies within a general policy holders rating of not less than "A" or its equivalent and a financial rating of "AAA" or its equivalent as rated in the most current available "Best's insurance reports and licensed to do business in the State of Utah, and authorized to issue such policy or policies. All policies of insurance procured by Lessee shall be written as primary policies and not as secondary coverage. All liability insurance procured by Lessee, including those pursuant to paragraph 11.2 hereof, shall be issued in the names and for the benefit of the Lessor, Lessee, and at the Lessor's request its Mortgagees, as their respective interests may appear, and shall contain the endorsement that the Lessor; although named as an additionally insured, nevertheless, shall be entitled to recover under said policies for any loss or damage occasioned to it, its servants, agents, and employees by reason of the negligence of the Lessee. Insurance procured by Lessee shall contain endorsements providing as follows:

        (a) That such insurance may not be materially changed, amended, or canceled with respect to the Lessor' except after thirty (30) days prior written notice from the insurance company to the Lessor, sent by registered mail;

        (b) That Lessee be solely responsible for the payment of all premiums under such policy and that Lessor shall have no obligation for the payment thereof, however, the Lessor shall be named as an additionally insured.

Lessees original policy or policies, or fully executed certificates of insurance and a copy of the policy shall be delivered to the Lessor on or before Lessee takes possession of the premises and upon renewals of such policies not less than twenty (20) days prior to the expiration of the term of any such coverage. The minimum limits of any insurance carried by Lessee shall not limit Lessee's liability under Article Ten (10) hereof. Lessee shall not stock, use or sell or permit or suffer to be stocked, used or sold any article, nor do anything in or about the premises which may be prohibited be or violate the rules or regulations of the fire insurance, or which will increase any insurance rates and premiums of the building in which the premises are located on for any improvement therein without specific waiver and agreement by Lessor and Lessor's insurers.

        If any insurance carried by Lessor shall be canceled by the insurance carrier as a result of any aforementioned acts or omissions of Lessee or anyone claiming by, through or under Lessee, or if rates payable by Lessor are increased because of such acts, Lessee agrees to reimburse, indemnify and hold Lessor free and harmless of damages, costs and expenses, including reasonable attorney's fees, which Lessor may elect to be reason thereof.

        10.3 MUTUAL WAIVER OF SUBROGATION. Whenever (a) any loss, costs damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either party of this Lease, in connection with the premises or the building in which the premises are located, and (b) such parties are covered in whole or in part by insurance with respect to such loss, damage or expense then the party so insured hereby releases the other party from any liability it may have on account of such loss, costs, damages or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

                                ARTICLE ELEVEN
                                --------------
                         CONDEMNATION AND DESTRUCTION
                         ----------------------------

        11.0 CONDEMNATION: In the event that all or substantially all of the premises and/or the center shall be taken or condemned for public use, this Lease shall continue, and all rents shall be payable until the date of vesting of title in the public authority. The Lessor may convey the center and the premises to the governmental agency if the agency has made a determination to condemn, under terms to be determined and decided by the Lessor. In any condemnation proceeding the Lessee shall have no claim against the Lessor. In the event of a partial condemnation of the leased premises, the Lease shall terminate only as to the part of the Premises taken; provided that the percentage of the premises taken is such that Lessee is able to continue its regular business operations, rent should abate proportionately therefrom, and Lessor shall make suitable restoration of the Premises to permit the Lessee to continue the term of the Lease. In the event that the Lessee is unable to conduct business because the condemnation of the leased premises is too great, the rental payments shall be discontinued until such time as the Premises have been repaired to the point where Lessee is able to again conduct business, at this time the rental payments shall begin again and continue on to the termination date of this Lease Agreement.

        11.1 DESTRUCTION AND REPAIR: Lessee shall give prompt notice to Lessor in case of any fire or other damage to the Premises or the Center. If the Premises shall be partially damaged by fire, or other casualty insured under the Lessor's insurance policies, then upon Lessor's receipt of the insurance proceeds Lessor shall, except as otherwise provided herein, promptly repair and restore the Premises (exclusive of Lessee's lighting and trade fixtures, furniture, furnishings, personal property, decorations, signs, and contents) substantially to the condition thereof immediately prior to such damage or destruction, limited however, to the extent of the insurance proceeds actually received by Lessor therefore, and further limited to payment of any deductible amounts required from Lessee. Such repair and restoration shall be completed within one hundred twenty (120) days after receipt by Lessor of the insurance proceeds, or Lessee may terminate its continued occupation of the Premises. In the event the Premises shall be damaged to the extent for more than 50% of the cost of replacement, or the building of which the Premises are a part is damaged to the extent of 50% or more of the cost of replacement, Lessor may elect either to repair or rebuild the Premises or the building or to terminate this Lease upon giving notice of such election in writing to the Lessee within Thirty (30) days after the happening of the event causing the damage. If the Lessor fails to notify the Lessee that he will not repair, Lessor shall be deemed to have elected to repair. Unless this Lease is terminated by Lessor as aforesaid, this Lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary and Lessee shall repair, restore, and replace Lessee's trade and lighting fixtures, decorations, signs and contents in the Premises in the manner and to at lease a condition equal to that existing prior to their damage or destruction and the proceeds of all insurance carried by the Lessee on said property be held by Lessee for the purpose of such repair, restoration, or replacement.

        11.2 RENT AND CONTINUATION OF BUSINESS DURING REPAIR: If by reason of any damage the Premises are rendered wholly untenable, all rents shall be fully abated after Lessor has declared this Lease to be terminated. If the Premises are only partially damaged, basic rent shall be abated proportionately as to the portion of the Premises rendered untenable and all other rents shall continue as provided in this Lease. Lessee shall continue the operation of Lessee's business in the Premises, or any part thereof not so damaged, if Lessee should be unable to continue business because the area of damage is too great, then rental payments shall be withheld until such time as repairs are made and Lessee is notified to again take possession of the Premises. Such notification to Lessee shall be done in writing by the Lessor. If the Leased Premises cannot be occupied for the intended use and business cannot be conducted due to partial damage to the Leased Premises, the rents shall fully abate until Lessee is notified by the Lessor to again take possession of the Premises. Lessee shall not be entitled to and hereby waives all claims against Lessor for any compensation or damage to and hereby waives all claims against Lessor for any compensation or damage for loss of use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by damage, destruction, repair, or restoration. The provisions of any doctrine or law under which the Lease may be terminated upon the occurrence of partial damage or destruction are hereby expressly waived by the Lessee, but Lessor shall have the right to declare the Lease terminated in the event of partial destruction to the Premises. Lessee agrees to maintain the Premises for the purposes set forth in paragraph 6.0 insofar as is possible, and to restore Premises so as to substantially conform with Exhibit "A" to the extent insurance (Article 10) does not cover reconstruction.

                                ARTICLE TWELVE
                                --------------
                    ALTERATIONS, ADDITIONS AND IMPROVEMENTS
                    ---------------------------------------

         12.0 CONSTRUCTION APPROVAL FROM LESSOR, BOND, OWNERSHIP: Except for the covenants expressly agreed to in Exhibit "A" herein, Lessee shall not make any alterations, additions or improvements to the Premises which were furnished by the Lessor pursuant to EXHIBIT A or any future EXHIBIT to this lease, without the prior written consent of the Lessor; Such approval shall not be unreasonably withheld. Additionally, should the proposed alterations be of less than $10,000 in value, the Lessor must respond to the Lessee's request for consent within 7 days or will have waived it's right to approve or disapprove. In no event shall any such alterations, additions, or improvements weaken the structure of, or impair the building or the Premises. Any alterations, addition, or improvement made to the Premises shall be done in accordance with the applicable city and county laws and ordinances, and building and zoning rules and regulations. Lessee hereby expressly assumes full responsibility for all damages and injuries which may result to any person or property by reason of or resulting from alterations, additions, or improvements made by Lessee to the Premises, and shall hold Lessor harmless with respect thereof. Lessee agrees to keep the Premises and improvements free of liens. Unless otherwise specifically agreed to in writing, all of Lessee's alterations, additions, and improvements, except trade fixtures, shall become the property of the Lessor when made. Trade fixtures shall include without limitation, all furniture of every type, telephone equipment, and back-up power generator and related equipment.

         12.1 LESSOR'S RESERVATIONS: Lessor reserves unlimited right to construct additional structures within the Center, make alterations, change store fronts, and to install wiring, ducting and piping. However, the amount of parking as described in Section 19.0, shall not be reduced as a result of any construction or alterations. Lessor must approve all air conditioning and heating equipment to be installed in, on, or of the Premises. Lessee agrees that any additions, alterations, improvements, repairs, remodeling, or changing of the Leased Premises must be first approved in writing by the Lessor.


                               ARTICLE THIRTEEN
                               ----------------
                 ASSIGNMENT, SUBLETTING, ACCESS, SUBORDINATION
                 ---------------------------------------------

         13.0 CONSENT REQUIRED, LESSEE LIABLE: Lessee may not assign this Lease and/or sublet the Premises other than to an affiliate, subsidiary, related or parent company with the same use, or any part thereof, without in each instance obtaining prior written consent from the Lessor, such permission shall not be unreasonably withheld. Lessor may withhold his consent for assigning or subletting to any sub-lessee or assignee which would be in violation of; the restrictive covenants, exclusions, or other tenant Lease Agreements of the Center, and the requirements heretofore agreed to with Lessee. Consent by the Lessor to any assignment or subleasing shall not constitute waiver of the necessity for such consent to any subsequent assignment or subletting.

         This prohibition against any assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease is assigned, or if the Premises or any part thereof or area within be sublet or occupied by any person other than Lessee, Lessor may, if Lessor elects, collect rent from the assignee, sublessee, or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a release of Lessee from the further performance by Lessee of any covenants or conditions herein contained. The Tenant will be released from the obligations of this lease if the Sublessee has a net worth equal to or greater than the Lessee, provided there is an adequate corporate guaranty for the performance of the terms and conditions of this lease.

                               ARTICLE FOURTEEN
                               ----------------
                          DEFAULT EVENTS AND REMEDIES
                          ---------------------------

         14.0 LESSEE EVENTS OF DEFAULT AND LESSOR REMEDIES; LIEN: Lessor may terminate the Lease and Term demised or terminate Lessee's right to possession in the event Lessee makes assignment for the benefit of creditors; or writ of execution or judgement is levied and not released in ten (10) days against days against leasehold estate or Lessee's property; or if Lessee fails to pay any installment of any rents or any other charge provided herein, or any portion thereof when the same shall be due and payable and the same shall remain unpaid for a period of fifteen (15) days after written notice from Lessor; or Lessee shall have failed to comply with any other provisions of this Lease and shall not cure such failure within fifteen
(15) days after Lessor, by written notice, has informed Lessee of such noncompliance (in case of a default which cannot, with diligence, be cured within a period of Seven (7) days) Lessee shall have such additional time as Lessor in writing shall extend to cure the same as may reasonably be necessary, provided Lessee proceeds promptly and with due diligence to cure such default after receiving said notice; or Lessee or its guarantor, if any, shall file in any court a petition in bankruptcy or insolvency or for reorganization within the meaning of Chapter X of the bankruptcy act or for arrangements within the meaning of Chapter XI of said bankruptcy act, as amended, or for the appointment of a Receiver of Trustee of all or a portion of Lessee's property; or an involuntary petition if bankruptcy shall be filed against Lessee's property; or an involuntary petition in bankruptcy shall be filed against Lessee or his guarantor, if any, but Lessee may be reinstated if he is not otherwise in default and such petition shall be vacated or withdrawn within ninety (90) days after the date of filing thereof; or Lessee or its guarantor, if any, shall be adjudicated a bankrupt or Lessee shall for reasons other than those specifically permitted in this Lease, must cease to conduct his normal business operations in the Premises or shall vacate or abandon the Premises and leave the same vacated or abandoned for a period of three (3) days; or Lessee shall do or permit to be done anything which creates a lien upon the Premises, provided, however, that Lessee may contest the validity of such lien without being in default hereunder by posting a bond equal to one and one-half (1 1/2) times the amount of said lien.

        Upon any of the foregoing events Lessor may elect either;
              (1)   to cancel or terminate this Lease, or,
              (2) to terminate Lessee's right to possession only without terminating Lease, or,
              (3)   pursue any other remedy available by law or in equity.

In the event of election under (2) above to terminate Lessee's right to possession only, Lessor may, at Lessor's option, enter into the Premises and take and hold possession thereof without such entry into possession terminating this Lease or releasing Lessee and holder in part from Lessee's obligation to pay the rent hereunder for the full Term of this Lease. Upon such re-entry, Lessor may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee, all without service of notice or resort to legal process or without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Upon and after entry into possession without termination of the Lease, Lessor shall use his best efforts to relet the Premises, or any part thereof, for the account of the Lessee, to any qualified parties.

         In the event that Lessor shall relet the Premises after retaking possession of said Premises, the Lessor shall at his own discretion decide and determine the rent terms and parties associated with such re-letting. In the consideration collected by Lessor upon any such reletting for Lessee's account, and after deducting all expenses incident thereto, including reasonable brokerage fees, reasonable attorney's fees and court costs, shall not be sufficient to pay monthly the full amount of the rents provided in this Lease, Lessee shall pay Lessor the amount of each monthly deficiency upon demand. In the event that Lessor shall have terminated Lessee's right to possession only, Lessor shall have the right to cancel and terminate this Lease by serving five
(5) days written notice to Lessee of such further election and to pursue any remedy at law or equity that may be available to the Lessor. Lessee specifically agrees to be liable for all back rents and all future rents, including additional rents, for the entire term of this Lease. A receiver may not operate the Lessee's business or conduct sales on the Premises.

         14.1  DEFAULT REMEDIES, CUMULATIVE COSTS: All remedies expressed in
Article 14 and all other Articles of this Lease are cumulative, and a failure to exercise one remedy or the exercise of one remedy shall not foreclose the exercise of any other remedy. In the event it becomes necessary to begin to enforce or encourage performance under this contract by involving an attorney, the defaulting party shall be liable for all costs incurred, including reasonable attorneys fees.

         14.2 LESSOR DEFAULT, NOTICE: Lessor shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within thirty (30) days, (or such additional time as is required to correct any such default) after written notice by Lessee to Lessor properly specifying wherein Lessor has failed to perform any such obligation.

         14.3 WAIVERS AND ACCEPTANCE OF PART PAYMENT BY EITHER PARTY: No waiver by Lessor or Lessee of a breach of any agreement, obligation or condition of this Lease shall be construed to be a waiver of any future breach of the same or other covenants herein. No receipt of money by either party from the other, after notice of default, after termination of this Lease, after commencement of any suit, after final judgement, or after repossession of the Premises shall reinstate, continue or extend the term of this Lease or effect any notice demand or suit.

                                ARTICLE FIFTEEN
                                ---------------
         RENEWAL, HOLDOVER, TENANCY, RENT, AND FIRST RIGHT OF REFUSAL
         ------------------------------------------------------------

         15.0 RENEWAL: Provided the Lessee is not in default and notifies Lessor within six (6) months of the conclusion of the Term of this Lease, Lessee shall have the option to renew this Lease for two separate five (5) year terms under
                                        --------------------------------
the same conditions expressed herein except that the basic and additional rents for the renewal term shall be renegotiated with the Lessor. Should the Lessor and Lessee fail to reach agreement on the basic and additional rents for any such renewal term within four (4) months of expiration, a mutually agreed upon Appraiser shall be employed with the cost to be split 50/50 to perform an appraisal to determine the rents. Should the Lessor and Lessee fail to agree on the appraised rents, a second mutually agreed upon Appraiser shall be employed with the cost to be split 50/50 to perform a second appraisal. The rents shall then be determined as the blended rate between the first and second appraisal. Should the appraised base rental rate be 125% of the previous year's rate or greater, the Lessee shall have the right to cancel the renewal notice with 60 days written notice to the Lessor. If renewal term rents have not been agreed upon within thirty (30) days of the latter of the termination date of the Term or the completion of the appraisal, Lessor may proceed with any actions it deems pertinent to procure another Lessee for the Premises, and Lessor may elect and/or pursue all of the remedies available to him by law, equity, or under this Lease to evict the Lessee. After the expiration of the Term, if Lessee remains in possession, Lessee shall be deemed to be a Lessee at will subject to all covenants and & conditions of this lease, and rent shall accrue at 125% of the previous year's rate. The Lessee shall have a on-going seven day first right of refusal to lease any adjacent area in the building, should the existing occupant of any adjacent area vacate. The Lessee shall exercise it's right to lease said area by notifying the Lessor in writing within seven (7) days of receipt of Lessor's "Notice of Availability" of such area(s). The terms and conditions of such expansion shall be consistent with the terms and conditions of the initial lease should such expansion occur within five (5) years of the initial commencement date. Thereafter, the terms and conditions shall be consistent with the terms and conditions, including concessions being offered in the market at that time.

        15.1 SURRENDER AT END OF TERM; HOLDOVER BY LESSEE: Lessee shall be obligated to surrender the Premises at or before the conclusion of the Term of this Lease. Premises shall be returned in a condition equal to or better than those existing at the time the Term commenced, reasonable wear and tear excepted. Lessee shall make all repairs occasioned by removal of Lessee's trade fixtures, provided that Lessor has specifically waived continued ownership of same as is provided in Article 12.

                                ARTICLE SIXTEEN
                                ---------------
                                LESSOR'S TITLE
                                --------------

        16.0 TITLE: Lessor covenants that it has full right to perform and execute this Lease and that Lessor will put Lessee into complete and exclusive possession of the Premises. Lessor further covenants that Lessee, upon paying the rents herein and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances, and privileges thereunto belonging or in any appertaining, during the Term hereof. Anything herein to the contrary notwithstanding, Less6r shall not be liable for any breach of the covenant of quiet enjoyment or any other breaches occurring after Lessor shall have transferred ownership of the Premises, provided that Lessor's grantee shall affirmatively assume Lessor's obligation under this covenant of quiet enjoyment, as well as all other covenants to be performed by Lessor pursuant to the provisions of this Lease.

                               ARTICLE SEVENTEEN
                               -----------------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

        17.0 RELATIONSHIP OF PARTIES: Nothing herein contained shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rents, or any other provisions contained herein, nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than the relationship of Lessor and Lessee or Landlord and Tenant.

        17.1 LANGUAGE CONSTRUCTION: The necessary grammatical changes required to make provisions of this Lease apply in the plural sense, or to corporations, associations, partnerships, individuals, males, or females shall in all instances be assumed as though fully expressed. The relationship between Lessor and Lessee created hereunder shall be that of Lessor and Lessee, and or, Landlord and Tenant. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

        17.2 PARTIES BOUND BY LEASE: It is agreed that this Lease and each and all of the covenants and obligations hereof shall be binding upon and inure to the benefit of, as the case may be, the parties hereto, their respective heirs, executors, administrators, successors and assigns, subject to all agreements and restrictions herein contained with respect to assignment or other transfer of Lessor's or Lessee's interest herein.

        17.3 ENTIRE AGREEMENT, TIME IS OF THE ESSENCE: This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify, or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the parties against whom enforcement of such change, modification, or termination is sought, as provided herein. Such an agreement must also be notarized by a Notary Public. The Parties agree that time is of the essence of this Agreement.

        17.4 GOVERNMENTAL ORDERS: It is agreed that Lessor or Lessee may terminate this Lease if compliance with governmental orders would require an expenditure by either party in excess of one (1) year's basic rent as adjusted.

        17.5 DELIVERY OF KEYS: It is agreed that Lessor shall have keys to the Premises at all times to facilitate Lessor's entry for purposes contemplated by this Lease, and that Lessor shall hold such keys free from any claim except for any willful misconduct by the Lessor. Should Lessee at any time change the locks to the Premises, Lessee agrees to immediately deliver a copy of the keys to the Lessor at the Lessor's aforesaid address.

Delivery of any keys to the Lessor or Lessor's agent or employee prior to the end of the term of this Lease, whether such keys are provided or were initially provided by Lessor or Lessee, will not effect the terms of this Lease.

        17.6 CONTINUOUS OPERATION: It is the essence of this Lease that Lessee shall continuously and uninterruptedly during the Term of this Lease occupy and use the Premises for the purpose hereinabove specified, except when the Premises are completely untenable by reason of unavoidable casualty to the Premises.

        17.7 SAVINGS CLAUSE: Invalidity or unenforceability of any provision of this Lease shall not affect or impair the validity of any other provision. The law of the State of Utah shall govern the interpretation, validity, performance, and enforcement of this Lease.

        17.8 FORCE OF DELAY IN PERFORMANCE: In the event that lessor shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strike, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reasons of like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, including work stoppages by virtue of labor disputes, performance of such acts shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse the Lessee from prompt payment of rent, or any payments or obligations required by this Lease.

        17.9 NO OPTION: The submission of this Lease for examination does not constitute a reservation of or option for the Premises or any other premises within the Center, and this Lease becomes effective as a Lease only upon execution and delivery thereof by both Lessor and Lessee.

        17.10 COOPERATION WITH THIRD PARTIES: Recognizing that both parties may find it necessary to establish to third parties the then current status of performance hereunder, either party, upon the written request of the other made from time to time, will promptly furnish a written statement on the status of any matter pertaining to this Lease Agreement.

        17.11 SUPPLEMENTS TO LEASE: It is agreed that supplements or exhibits to this

Lease, written agreements, and notifications contemplated under this Lease, subsequent agreements signed by both parties, judgements, settlements, or any other documents signed or entered into with or without consideration shall not prevail over the written terms of this Lease, but that such documents shall only be entitled to equal weight with this Lease in resolving any dispute.

        17.12 MEDIATION: In the event of a dispute over the interpretation of any paragraph of this Lease, or the conditions and terms of performance of any of the covenants agreed to herein, and without waiver of any party's right to consider the other to be in default hereunder, either party may request of the other, without commitment or obligation that the parties or their representatives shall mutually select a mediator to join with them in discussion of the dispute, and shall make a good faith effort to adhere to the counsel of the mediator for the balance of the term hereunder. Such effort to avoid wasting time, money, litigation and feelings shall not be legally binding, nor result in the waiving of any other options available to either party under the terms and conditions of this Lease. Any such mediation shall be conducted in Salt Lake City, Utah and be subject to the rules of the American Arbitration Association.

                               ARTICLE EIGHTEEN
                               ----------------
                                PROPERTY TAXES
                                --------------

        18.0 TAXES: The Property taxes for the premises shall be paid by the Lessee to the Lessor. The Lessor shall then pay the taxes to the County Treasurers Office when due. The Lessee shall pay the Lessor the current pro-rated tax amount in monthly payments along with base rent at an amount equal to $277.40 monthly. This amount subject to change based on annual tax assessment. Lessor will provide Lessee calculations thirty (30) day prior to change in amounts. Lessor agrees to indemnify and hold Lessee harmless from any adjustment on property tax liability claims or damages which result from Lessors failure to pay all property taxes.

                               ARTICLE NINETEEN
                               ----------------
                                    PARKING
                                    -------

        19.0 PARKING: The Lessor shall provide the Lessee with parking for it's employees and customers of 200 parking spaces on a non-exclusive basis. Said spaces are highlighted on the attached plan labeled EXHIBIT A which is subject to reasonable changes in the future with proper notice from the Lessor to the Lessee. The Lessor reserves the right to dedicate "Customer Parking" for other businesses and exempt such areas from said 200 spaces. The Lessee agrees to direct it's employees to park in said 200 spaces. The Lessor agrees to notify Lessee if it's employees are not parking in such areas. The Lessee agrees to make all reasonable efforts to insure that it's employees do not park in areas designated as "Customer Parking". Said efforts shall include supervision and if necessary, security guard service. Any towing costs shall be the responsibility of the vehicle owner.

                                ARTICLE TWENTY
                                --------------
                               ENTIRE AGREEMENT
                               ----------------

        20.0 ENTIRE AGREEMENT: This Lease Agreement sets forth all of the promises, inducements, agreements, conditions, and understandings between the Lessor and the Lessee relative to the demised premises and there are no promises, agreements, conditions, or understandings, either oral or written, expressed or implied, between them other than those that are herein set forth, except as otherwise provided, no subsequent alterations, amendments, changes or additions to this Lease shall be binding upon the Lessor and/or Lessee unless reduced to writing and signed by them and attached hereto along with a date of attachment, and commencement.



THIS LEASE AGREEMENT IS DATED THIS 26th day of February, 1997.
                                   ----        --------    --


LESSOR'S ACCEPTANCE OF LEASE:

                                            /s/ Stanley E. Stradley
The Kier Corporation                        -----------------------------------
3710 Quincy Avenue                          Stanley E. Stradley, Vice President
Ogden, Utah 84403


LESSEE'S ACCEPTANCE OF LEASE:

Teltrust, Inc.                              By /s/ Lyle O. Keys
3790 South State Street                       ---------------------------------
Clearfield, UT 84015
                                            It's  Chairman
                                                -------------------------------

                        FIRST ADDENDUM TO LEASE AGREEMENT

        This shall serve as the First Addendum to that certain Lease Agreement by and between Teltrust, Inc. ("Lessee") and The Kier Corporation ("Lessor") signed February 26, 1997. This First Addendum is dated this 6th day of May 1997 and shall be made an integral part of the Lease Agreement of the Parties. Accordingly, in consideration of the mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.      Section 3.0 Lease Term shall be amended and modified to read as follows:
        The term of this Lease shall be ten (10) years. Lesses's obligation to pay the rental payments hereunder, and the Term of this Lease shall commence upon July 1, 1997. This Lease Agreement shall terminate at midnight, June 30, 2007.

2. 6.0 Use of Premises; Limitation, Risk shall be amended and modified to read as follows:

        Lessee shall use the Premises during the full term of this Lease solely for the purpose of conducting the business of a telecommunications call center and for general office use. Specifically, Teltrust, as a regulated common carrier, shall utilize the premises to provide the following telecommunications related services: operator and directory assistance services for other telecommunications companies; refund and repair services for independent pay telephone companies; independent third-party verification services for long distance companies. Teltrust shall not utilize the premises to perform services, either on behalf of itself (including any of its subsidiaries or affiliated companies) or any third-party, which involve the use of telemarketing agents placing outbound calls in an attempt to provide goods or services (i.e. making outbound sales calls) to a customer in exchange for consideration. Lessee covenants that during the entire term of this Lease it shall operate continuously in the premises the business above stated and will not use or permit the use of the premises for any other purpose unless prior written consent is given by the Lessor, which consent shall not be unreasonably withheld. All uses not specifically and/or exclusively granted herein are reserved to the Lessor and other Lessees in the Center. Lessee agrees that the premises shall not be used for any unlawful or immoral purposes, for living quarters, or for "Quitting Business Sales" and Lessee shall not permit any disorderly conduct or nuisance. All property kept, stored, or maintained within the premises by Lessee shall be at the Lessee's sole risk.

                  6.0.1 Covenant Not To Employ Former Employees of TPUSA, INC. d/b/a Teleperformance: Lessee hereby agrees that it shall not knowingly hire any employees who have previously been employed by TPUSA, INC. within the prior three (3) months. Lessee shall use its best efforts to implement hiring procedures designed to assure that no former employees of Teleperformance (i.e. persons employed by TPUSA, INC. within the previous three months) are hired by Lessee at the Premises. This limitation shall not limit Teltrust from hiring Teleperformance employees at facilities other than the Premises.

                  6.0.2    Limitation of  Liability  and  Indemnification:
        Lessee shall not be liable to Lessor for any damages suffered by Lessor as a result of Lessor's present or any future dispute with TPUSA, INC. Lessor shall at all times indemnify, defend and hold Lessee harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation damages resulting from delays, damages arising from claims brought against Lessee by TPUSA, INC., and attorneys' fees) and any other expenses, of any nature whatsoever suffered or incurred by Lessee with respect to Lessor's present or any future dispute with TPUSA, INC.

        This First Addendum is accepted and agreed to by the undersigned on the date first written above.


THE KIER CORPORATION                    TELTRUST, INC.

/s/ Jim Kier                            /s/ Steven E. Swenson
-----------------------------           ---------------------------------------
By: Jim Kier                            By: Steven E. Swenson

-----------------------------           ---------------------------------------
Title: President                        Title: Vice President & General Counsel

AFTER RECORDING RETURN TO:

Washington Mutual Bank (fsb)
1201 Third Avenue, WMT0710
1191 Second Avenue, SAS090
Seattle, Washington 98101

Attention:
          ----------------------

                 SUBORDINATION, ATTORNMENT, AND NONDISTURBANCE
                                   AGREEMENT

        THIS AGREEMENT is made this 16th day of September, between WASHINGTON MUTUAL BANK (fsb), (a Washington corporation/federal savings bank) ("Lender"), THE KIER CORPORATION, a UTAH CORPORATION ("Owner"), and Teltrust, Inc., a UTAH CORPORATION ("Tenant").

        Owner is the land lord and Tenant is the tenant under that certain lease dated February 26, 1997 (the "Lease"). The Lease demises portions (the "Leased Premises") of the improvements located on certain real property in Davis County, Utah, more particularly described in such Lease and on Exhibit A attached hereto (the land and improvements are collectively referred to as the "Property"). Owner has obtained a commitment from Lender for financing for the Property
(the "Loan") to be evidenced by a promissory note (the "Note") in favor of Lender, payment of which is to be secured by, among other things, a deed of trust, security agreements, assignments of leases and rents and fixture filing (the "Deed of Trust") on the Property, (and an assignment of leases and rents made by Owner as assignor in favor of Lender as assignee (the "Assignment of Rents", and collectively with the Deed of Trust, the "Security Documents").

        In order to induce Lender to make the Loan to Owner, and in order to establish certain safeguards and priorities with respect to their respective rights in connection with the Leased Premises, Lender has requested that Owner obtain certain warranties and agreements from Tenant as hereinafter set forth.

        In consideration of the mutual benefits accruing to each, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1.     Restriction Against Modification.  The Lease  shall not be
               --------------------------------
modified, amended, terminated, or superseded, nor shall the Leased Premises be sublet by Tenant, nor shall Tenant assign its rights under the Lease to a third party, without the express prior written approval of Lender, which approval shall not be unreasonably withheld.

        2.     Acknowledgment of Collateral Assignment. Tenant acknowledges that
               ---------------------------------------
the Lease will be collaterally assigned to Lender as security for the Loan and that the terms of the collateral assignment will prohibit the collection of rent more than one month in advance or the collection of a security deposit exceeding two months rent. Upon written request by Lender accompanied by Lender's written certification that an event of default has occurred under the Note, or Security Documents, Tenant will commence paying the rental and other amounts due and owing to Owner under the Lease directly to Lender, and such payment to Lender shall constitute a full and complete discharge of the obligations of Tenant to Owner under the Lease to the extent of the amount(s) so paid.

        3.     Notice and Opportunity to Cure Defaults. Tenant agrees to notify
               ---------------------------------------
Lender of any breach or default by Owner under the Lease and offer Lender the opportunity to cure such breach or default; and not to pursue any action or exercise any legal right or remedy that Tenant may have to terminate the Lease because of such breach of default for a period of thirty (30) days following the later of: (I) expiration of the grace period, if any which Owner is given to cure such default pursuant to the Lease or under applicable law; and (II) the date upon which notice of such default was actually received by Lender. Tenant further agrees that it will not exercise any right or remedy which it may have to terminate the Lease because a breach or default which Lender had failed to cure or cause to be cured within the aforementioned thirty (30) day period if tile breach or default is one that can be cured, but cannot with due diligence by cured prior to the expiration of said thirty (30) day period, if Lender gives notice of its intent to cure or cause such breach or default to be cured prior to the expiration of said thirty (30) day period, and thereafter proceeds promptly with and prosecutes with all due diligence the curing of such breach or default.

               Nothing contained herein shall be construed as obligating Lender to cure any breach or default or perform any obligation of Owner under the Lease

               Notices which Lender is entitled to receive pursuit to this
Section 3 shall be delivered personally or by reputable overnight courier service such as Federal Express to the address set forth below (or to such other address or addresses as Lender may from time to time designate in writing):

                           Washington Mutual Bank (fsb)
                           1201 Third Avenue, WMT0710
                           1191 Second Avenue, SAS090
                           Seattle, Washington 98101
                           Attention:
                                     -------------------

        4.      Subordination.  The Lease is and at all times shall continue
                --------------
to be subject and subordinate to the Note and the lien of the Deed of Trust and to all advances made or to be made thereunder, and to any renewals, extensions, modifications, or replacements thereof.

        Specifically, and without limiting the generality of the foregoing, Tenant agrees that with respect to: (I) any damage to or destruction of the Property or any portion thereof by hazards insured against and for which compensation is paid; payable or recoverable; or (II) any taking of the Property or any portion thereof by partial or total condemnation (or a transfer in lieu thereof); or (III) damages awarded for change of grade or loss of any use or enjoyment of the Property or any portion thereof, Tenant's claims thereto shall be subordinate to those of Lender under the Deed of Trust notwithstanding the covenants of Lender under Section 8 below.

        Tenant shall not subordinate the Lease to any lien., claim, mortgage, deed of trust, or other encumbrance or any kind, except as provided in this
Section 4, and any such other subordination shall be deemed a default under the Lease and this Agreement.

        Until such time the Loan has been repaid in full and the Deed of Trust fully reconveyed of record, any provisions of the Lease which purport to make the Lease automatically subordinate to any other existing or future mortgage, ground lease, deed of trust, or other encumbrance of any kind shall be of no force or effect, and the Lease shall be deemed to have amended to delete such provisions.

        5.      Attornment.  In the event of a foreclosure or sale of the
                ----------
Property pursuant to the trustee's power of sale, the Lease shall be recognized as a direct lease from Lender, the purchaser at tile sheriff's or trustee's sale, or any subsequent owner (collectively referred to as "Purchaser"), except Purchaser shall not be liable for any previous act or omission of Owner under the Lease; (II) subject to any offset which shall therefore have accrued to Tenant against Owner; (III) subject to any obligation with respect to any security deposit or prepaid rental for greater than one month under the Lease unless such security deposit or prepaid rental has been physically delivered to Purchaser; or (IV) bound by any previous modification of the Lease unless such modification shall have been expressly approved in writing by Lender.

        The provisions of the immediately preceding paragraph shall be equally applicable if Lender elects to accept from Owner a deed in lieu of foreclosure.

        6.      Nondisturbance.  So long as no default exists, nor any event
                --------------
has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle Owner under the Lease to terminate the Lease or would cause, without any further action of Owner, the termination of the Lease or would entitle Owner to dispossess Tenant thereunder, the Lease shall not be terminated, nor shall Tenant's use, possession, or enjoyment of the Leased Premises be interfered with, nor shall tile leasehold estate granted by the Lease be affected in any foreclosure, or in any action or proceeding instituted under or in connection with the Deed of Trust.

        7.      Hazardous Substances.  Tenant represents, warrants, covenants
                --------------------
and agrees that any use or occupancy of the Property by Tenant is presently and shall throughout the term of the Lease be in compliance with all state, federal and local laws and regulations governing or in any way relating to the generation, handling, treatment, storage, use, dumping, discharge or disposal of any "Hazardous Substance" (as hereinafter defined); and that Tenant has not at any time engaged in or permitted any material dumping, discharge or disposal of such Hazardous Substances, at, on, in, above, under or about the Property. Tenant agrees to indemnify, protect, defend and hold Lender harmless from any claims, actions, proceedings, judgments, damages, penalties, fines, costs, liabilities, losses and expenses of any kind that arise from any misrepresentation or breach by Tenant of the representations, liabilities, covenants and agreement contained in this Section 8. For purposes of this Agreement, "Hazardous Substances" means any hazardous or toxic substances, materials or wastes listed in tile United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or now or in the future defined in or regulated under any applicable local, state or federal law, rule, regulation or ordinance.

        8.      Further Documents.  Owner and Tenant shall execute and deliver
                -----------------
to Lender or to any party to whom Tenant hereby agrees to attorn, in form and substance satisfactory to Lender or such other party, such other instruments or assurances as Lender or such other party shall request in order to more fully carry out the intents and purposes of this Agreement.

         9.    Binding Effect.  This Agreement shall inure to the benefit of
               --------------
and be binding upon the parties hereto, their successors and assigns, and the holder from time to time of the Note.

        10.    Modification.  This Agreement may not be modified other than by
               -------------
an agreement in writing, signed by the parties hereto or their respective successors in interest.

        11.    Entire Agreement.  This Agreement constitutes the entire
               -----------------
agreement of the parties with respect to the subordination of the Lease to the lien of the Deed of Trust. By its acceptance of Tenant's signature on this Agreement, Lender has not agreed to any conditions to Tenant's agreement to subordinate the Lease to a future mortgage or deed of trust which are contained in the Lease itself and are not restated in this Agreement, including, but not limited to, provisions which purport to obligate Lender for items with respect to which Lender has been relieved of responsibility for pursuant to Section 5, or provisions which purport to require Lender, as a condition to Tenant's subordination, to make condemnation and insurance proceeds available to Owner or Tenant and/or to apply such proceeds toward the cost of restoring or repairing the Property.

        12.    Effect on Lease. Except as herein modified, all of the terms
               ----------------
and provisions of the Lease shall remain in full force and effect. In the event of a conflict between the Lease and his Agreement, the terms and provisions of this Agreement shall control.

        13.    Governing Law.  This Agreement shall be governed by and
               --------------
controlled in accordance with the laws of the state of Washington.

        DATED as of the day and year first above written.

LENDER:                             WASHINGTON MUTUAL BANK (fsb),
                                    (a Washington corporation/a federal savings bank)

                                    By /s/ Kathy K. Hale
                                      -----------------------------------------

                                    -------------------------------------------
                                    Its Vice President
                                       ----------------------------------------


Owner:                              The Kier Corporation

                                    By /s/ [ILLEGIBLE SIGNATURE]
                                      -----------------------------------------

                                    -------------------------------------------
                                    Its Vice President
                                       ----------------------------------------


Tenant:                             Teltrust, Inc.

                                    By /s/ Steven E. Swanson
                                      -----------------------------------------
                                    Its Vice President & General Counsel
                                       ----------------------------------------

                                    By
                                      -----------------------------------------
                                    Its
                                       ----------------------------------------

STATE OF UTAH
                      )ss.
COUNTY OF SALT LAKE


        I certify that I know or have satisfied evidence that Kathy K. Hale is the person who appeared before me. and said person acknowledged the said person signed this instrument. On oath stated that said person was authorized to execute the instrument and acknowledged it as the Vice President of WASHINGTON MUTUAL BANK (fsb) a (corporation/federal savings bank) to be the free and vol-untary act of such (corporation/federal savings bank) for the uses and purposes mentioned in the instrument.



        Dated this 18th day of September, 1997

                   /s/ Pamela J. Mietchen
                   --------------------------------
                   (Signature of Notary)

                   Pamela J. Mietchen
                   ---------------------------------
                   (Legibly Print or Stamp Name of Notary)
                   Notary public in and for the state of Utah, residing at Salt Lake City.

                   My appointment expires March 22, 2001



***INSERT APPROPRIATE ACKNOWLEDGMENT FORM FOR OWNER***

STATE OF UTAH
COUNTY OF WEBER


On the 11th day of September, 1997, personally appeared before me


                 Steven E. Swanson


the signer(s) of the foregoing instrument; who duly acknowledged to me that they executed the same

             /s/ [ILLEGIBLE SIGNATURE]
             ---------------------------------------
                         Notary Public

Deed of Trust
                                    EXHIBIT A


         The land is located in the county of Davis, state of Utah, and is described as follows:


BEGINNING AT A POINT SOUTH 0*08' WEST 560.7 FEET ALONG THE WEST LINE OF A STREET AND SOUTH 89*51'30" WEST 648.15 FEET FROM THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 1, TOWNSHIP 4 NORTH, RANGE 2 WEST, SALT LAKE BASE AND MERIDIAN, IN THE CITY OF CLEARFIELD, AND RUNNING THENCE SOUTH 41*05'44" EAST
362.86 FEET; THENCE SOUTH 0*08' WEST 88.85 FEET; THENCE NORTH 89*51'30" EAST
80.0 FEET; THENCE SOUTH 0*08' WEST 100.0 FEET TO A POINT 254.2 FEET NORTH 0*08'30" EAST FROM THE NORTH LINE OF A STREET; THENCE SOUTH 89*51'30" WEST
140.0 FEET PARALLEL TO SAID STREET; THENCE SOUTH 0*08' WEST 254.2 FEET TO SAID NORTH LINE; THENCE SOUTH 89*51'30" WEST ALONG SAID NORTH LINE 191.5 FEET;
THENCE NORTH 126.5 FEET; THENCE WEST 7.0 FEET; THENCE SOUTH 89*05'36" WEST
242.78 FEET, MORE OR LESS, 10 THE EAST LINE OF STATE HIGHWAY; THENCE NORTH 42*02'30" WEST 89.52 FEET ALONG SAID EAST LINE; THENCE NORTHWESTERLY 442.80
FEET ALONG SAID HIGHWAY ALONG THE ARC OF A 5680.01 FOOT RADIUS CURVE TO THE RIGHT; (CENTRAL ANGLE EQUALS 4*28'00" AND LONG CHORD BEARS NORTH 39*48'30"
WEST 442.69 FEET); THENCE NORTH 37*34'30" WEST 150.15 FEET; THENCE NORTH
52*30' EAST 110.73 FEET; THENCE NORTH 89*51'30" EAST 850.0 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

TOGETHER WITH A RIGHT OF WAY FOR STREET PURPOSES OVER AND ACROSS THE FOLLOWING:
BEGINNING ON THE WEST LINE OF A STREET AT A POINT SOUTH 0*08' WEST 1023.6 FEET FROM THE CENTER OF SAID SECTION 1, AND RUNNING THENCE SOUTH 89*51'30" WEST
469.0 FEET; THENCE SOUTH 0*08' WEST 254.3 FEET TO THE NORTH LINE OF SAID 450 SOUTH FEET; THENCE NORTH 89*51'30" EAST 60.0 FEET ALONG SAID STREET; THENCE NORTH 89*51'30" EAST 409.0 FEET TO THE WEST LINE OF SAID STREET; THENCE NORTH 0*08' EAST 60.0 FEET TO THE POINT OF BEGINNING.

                                       18